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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 20, 2003


                           SEABULK INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

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
              Delaware                                0-28732                            65-0966399
    (State or other jurisdiction                    (Commission                         (IRS Employer
          of incorporation)                         File Number)                     Identification No.)
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         2200 Eller Drive, P.O. Box 13038, Ft. Lauderdale, Florida      33316
               (Address of principal executive offices)               (Zip code)

        Registrant's telephone number, including area code (954) 523-2200


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

Exhibit
Number      Description of Document
-------     -----------------------

99.1 Script from teleconference held on November 20, 2003 to discuss third quarter 2003 results.


         Exhibit 99.1 and the information included in it shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, except if the registrant specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.


ITEM 9. REGULATION FD DISCLOSURE


         Seabulk International, Inc. (the "Company") held a conference call to discuss third quarter 2003 results at 11:00 a.m. EST on Thursday, November 20, 2003 as was previously announced by press release on November 18, 2003, which included instructions as to when and how to access the presentation and the location on the registrant's Web site where the information would be available. An audio replay of the presentation is currently available on the Seabulk Web site at www.seabulkinternational.com (click on Investors link) and will continue to be available for the next 90 days.

         In addition to the scripted remarks made by the Company, the Company made the following points in the question and answer period in response to questions from the audience:

         o The Company has no planned asset sales in '04 but may engage in opportunistic sales.

         o The Company has scheduled two drydockings for the fourth quarter of 2003, expected to result in expenditures below $5 million.

         o The Company is anticipating drydocking expenditures in 2004 of between $25 and $28 million.

         o        The Company has approximately $5.7 million remaining in U.S.
                  Title XI bond indebtedness which is recourse to the Company. (Note: This amount has been corrected from the $10 million stated in the call.)



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         o        International SOLAS/IMO requirements limit the Company's
                  flexibility to some extent to move offshore support vessels from the U.S. Gulf to foreign offshore markets.


         This information shall not be deemed to be "filed" for purposes of
Section 18 of the Exchange Act or otherwise subject to the liability of that section, except if the registrant specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


         The script from the November 20, 2003 teleconference to discuss third quarter 2003 results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

         This information, including the Exhibit 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, except if the registrant specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SEABULK INTERNATIONAL, INC.



                                       By: /s/ ALAN R. TWAITS
                                           -------------------------------------
                                           ALAN R. TWAITS
                                           Senior Vice President,
                                           General Counsel and Secretary


November 20, 2003






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